Exhibit 10.1

Certain information has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K because such information (i) is not material and (ii) is the type of information the registrant treats as private or confidential. Information that has been so redacted from this exhibit has been marked with “[***]” to indicate the omission.

MEMORANDUM OF UNDERSTANDING

BETWEEN

THE GOVERNMENT OF MALAYSIA

AND

MEDIKA NATURA SDN. BHD.

ON

CO-OPERATION IN THE FIELD OF MEDICAL RESEARCH

THE GOVERNMENT OF MALAYSIA, who for the purpose of this Memorandum of Understanding is represented by the Ministry of Health having its address at the National Institutes of Health (hereinafter referred to as “NIH”), [***] (hereinafter referred to as the “Government”) of the one part,

AND

MEDIKA NATURA SDN BHD (CO. NO.: [***]], a company duly incorporated under the Companies Act 2016 [Act 777] and having its registered address at [***] (hereinafter referred to as “Medika Natura”) of the other part;

The Government and Medika Natura may individually be referred to as the “Party” or collectively as “Parties”.

WHEREAS:

A.	This Memorandum of Understanding will provide the framework for collaboration in the field of medical research for the mutual benefit of the Participants; and

B.	The Participants decide to collaborate and to carry out the collaboration on such terms and conditions as contained in this Memorandum of Understanding.

HAVE REACHED THE FOLLOWING UNDERSTANDING:

PARAGRAPH 1

OBJECTIVE

The Participants, subject to the terms of this Memorandum of Understanding and the laws, rules, regulations and national policies from time to time in force, jointly decide to strengthen, promote and develop mutual co-operation in the field of medical research on the basis of equality and mutual benefit.

PARAGRAPH 2

AREAS OF COOPERATION

Each Participant will, subject to the laws, rules, regulations and national policies from time to time in force governing the subject matter, endeavour to take necessary steps to encourage and promote co-operation in the field of medical research in the following areas:

(a)	collaboration in research and development in the field of medical research;

(b)	joint application for research and development funding in the field of medical research;

(c)	joint training pertaining to the field of medical research;

(d)	exchange of research materials in the field of medical research;

(e)	publication and presentation of scientific data in the field of medical research;

(f)	any other areas of co-operation in the field of medical research to be mutually decided by the Participants.

PARAGRAPH 3

DESIGNATED AUTHORITY

The designated authority responsible for the implementation of this Memorandum of Understanding on behalf on the Government of Malaysia will be the NIH and on behalf of Medika Natura Sdn. Bhd. will be the Chief Executive Officer.

PARAGRAPH 4

IMPLEMENTATION

The Participants jointly decide that the specific areas of co-operation set out in Paragraph 2 will be implemented on terms and conditions to be mutually decided by the Participants. Such specific areas of co-operation will be decided by the Participants through consultations and are to be developed and finalised by mutual decision by the Participants.

PARAGRAPH 5

FINANCIAL ARRANGEMENT

1.	Each Participant shall be responsible for its own costs and expenses in the preparation of this Memorandum of Understanding.

2.	The financial arrangements to cover expenses for the co-operative activities undertaken within the framework of this Memorandum of Understanding will be mutually decided upon by the respective Participants on a case-by-case basis subject to the availability of funds and resources.

PARAGRAPH 6

PARTICIPATION OF THIRD PARTY

Either Participant may invite the participation of a third party in the co-operative activities being carried out under this Memorandum of Understanding upon the agreement of the other Participant. In carrying out such co-operative activities, the Participants will ensure that the third party will comply with the provisions of this Memorandum of Understanding.

PARAGRAPH 7

PROTECTION OF INTELLECTUAL PROPERTY RIGHTS AND PUBLICATIONS

1.	The protection of intellectual property rights shall be enforced in conformity with the laws, rules and regulations of Malaysia.

2.	The use of name, logo and/or official emblem of any of the Participants on any publication, document and/or paper is prohibited without the prior written approval of either Participant.

3.	Notwithstanding anything in subparagraph 1 above, the intellectual property rights in respects of any technological development, and any products and services development, carried out –

(a)	jointly by the Participants or research results obtained through the joint activity effort of the Participants, shall be jointly owned by the Participants in accordance with the terms to be mutually agreed upon; and

(b)	solely and separately by the Participants or the research results obtained through the sole and separate effort to the Participants, shall be solely owned by the Participants concerned.

4.	Any publication and any public disclosures of the results and data of any Collaboration project will require the written approval of both parties. Any publication and any public disclosures of results and data of other projects or research owned separately by each party will require the written approval of the respective party/owner.

PARAGRAPH 8

CONFIDENTIALITY

1.	Each Participant shall undertake to observe the confidentiality and secrecy of documents, information and other data received from or supplied by the other Participant during the period of the implementation of this Memorandum of Understanding or any other agreements made pursuant to this Memorandum of Understanding.

2.	Both Participants agree that the provisions of this Paragraph shall survive the expiry or the termination of this Memorandum of Understanding.

PARAGRAPH 9

SUSPENSION

The Government reserves the right for reasons of national security, national interest, public order or public health to suspend temporarily, either in whole or in part, the implementation of this Memorandum of Understanding. Such suspension shall take effect immediately after written notification has been given to the Designated Authority of the other Participant.

PARAGRAPH 10

REVISION, MODIFICATION AND AMENDMENT

1.	Either Participant may request in writing a revision, modification or amendment of all or any part of this Memorandum of Understanding.

2.	Any revision, modification or amendment agreed to by the Participants shall be reduced into writing and shall form part of this Memorandum of Understanding.

3.	Such revision, modification or amendment shall come into force on such date as may be determined by the Participants.

4.	Any revision, modification or amendment shall not prejudice the rights and obligations arising from or based on this Memorandum of Understanding before or up to the date of such revision, modification or amendment.

PARAGRAPH 11

SETTLEMENT OF DISPUTES

Any difference or dispute between the Participants concerning the interpretation and/or implementation and/or application of any of the provisions of this Memorandum of Understanding shall be settled amicably through mutual consultations and/or negotiations between the Participants without reference to any third party.

PARAGRAPH 12

EFFECT OF MEMORANDUM OF UNDERSTANDING

1.	This Memorandum of Understanding serves only as a record of the Participants’ intentions and does not constitute or create, and is not intended to constitute or create obligations under domestic law and will not give rise to any legal process and will not be deemed to constitute or create any legally binding or enforceable obligations, express or implied.

2.	Notwithstanding anything in subparagraph 1, Paragraph 5 (Financial Arrangement), Paragraph 7 (Protection of Intellectual Property Rights), Paragraph 8 (Confidentiality), Paragraph 9 (Suspension), Paragraph 10 (Revision, Modification and Amendment) and Paragraph 11 (Settlement of Disputes) shall be binding on the Participants. In the event any dispute in respect of these provisions cannot be settled amicably between Participants, the Participants agree to submit to the exclusive jurisdiction of Malaysian courts.

PARAGRAPH 13

ENTRY INTO EFFECT, DURATION AND TERMINATION

1.	This Memorandum of Understanding will come into effect on the date of signing and will remain in effect for a period of three (3) years.

2.	Thereafter, it will be automatically extended for further periods of three (3) years indefinitely until terminated at the request of any Participant.

3.	Notwithstanding anything in this Paragraph, either Participant may terminate this Memorandum of Understanding by notifying the other Participant of its intention to do so by a notice in writing to the Designated Authority, at least six (6) months prior to its intention to do so.

4.	The termination of this Memorandum of Understanding will not affect the implementation of on-going projects and/or programmes which have been agreed before the date of the termination of this Memorandum of Understanding.

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IN WITNESS WHEREOF the Parties hereto have hereunto set their hands the day and year first above written.

Signed in triplicate at [***] on June 10, 2022 in the English language.

ON BEHALF OF THE GOVERNMENT OF MALAYSIA	ON BEHALF OF MEDIKA NATURA SDN BHD (REGISTRATION NO. [***])

/s/ [***]	/s/ Abdul Razak Mohd Isa
[***] [***] NATIONAL INSTITUTES OF HEALTH MINISTRY OF HEALTH MALAYSIA	Abdul Razak Mohd Isa CHIEF EXECUTIVE OFFICER

WITNESSED BY	WITNESSED BY

/s/ [***]	/s//s/ Mustadza Muhamad
[***] [***] INSTITUTE FOR MEDICAL RESEARCH MINISTRY OF HEALTH MALAYSIA	Mustadza Muhamad CHIEF EXECUTIVE OFFICER